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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM 8-A
                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
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              SALOMON SMITH BARNEY HOLDINGS INC.                                   TARGETS TRUST XV
   (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)      (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                          NEW YORK                                                    DELAWARE
                  (STATE OF INCORPORATION                                      (STATE OF INCORPORATION
                      OR ORGANIZATION)                                            OR ORGANIZATION)

                         11-2418067                                                  13-4105726
            (I.R.S. EMPLOYER IDENTIFICATION NO.)                        (I.R.S. EMPLOYER IDENTIFICATION NO.)

                                        388 GREENWICH STREET
                                          NEW YORK, NEW YORK  10013
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)

      If this Form relates to the registration of                  If this Form relates to the registration of
      a class of securities pursuant to Section 12(b)              a class of securities pursuant to Section
      of the Exchange Act and is effective pursuant                12(g) of the Exchange Act and is effective
      to General Instruction A.(c), please check the               pursuant to General Instruction A.(d),
      following box. /X/                                           please check the following box. / /




Securities Act registration statement file number to          333-69230 (If applicable)
which this form relates:

Securities to be registered pursuant to Section 12(b) of
the Act:
                    TITLE OF EACH CLASS                                   NAME OF EACH EXCHANGE ON WHICH
                    TO BE SO REGISTERED                                   EACH CLASS IS TO BE REGISTERED
                    -------------------                                   ------------------------------

      Targeted Growth Enhanced Terms Securities                               American Stock Exchange
      ("TARGETS(R)") With Respect to the Common
      Stock of International Business Machines Corporation


Securities to be registered pursuant to Section 12(g) of the Act:

                                                                 None
                                                           (TITLE OF CLASS)


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ITEM 1.  DESCRIPTION OF REGISTRANTS' SECURITIES TO BE REGISTERED.

                  For a description of the securities to be registered hereunder, reference is made to the information under the headings "Summary," "Risk Factors," and "Description of the TARGETS" on pages 2 through 13, 14 through 17 and 25 through 40, respectively, of the registrants' Prospectus, Subject to Completion, dated April 19, 2002 (Registration No. 333-69230), which information is hereby incorporated herein by reference and made part of this registration statement in its entirety.

ITEM 2.  EXHIBITS.

                  99 (A). Prospectus, Subject to Completion, dated April 19, 2002, incorporated by reference to the registrants' filing under Rule 424(b) with the Securities and Exchange Commission on April 22, 2002 (No. 333-69230).

                  99 (B). Certificate of Trust of TARGETS Trust XV, incorporated by reference to Exhibit 4(j) to the registration statement on Form S-3 of Salomon Smith Barney Holdings Inc. (the "Company") and TARGETS Trust XV filed with the Securities and Exchange Commission on March 17, 2000 (No. 333-32792) (the "Registration Statement").

                  99 (C). Form of Amended and Restated Declaration of Trust of TARGETS Trust XV, incorporated by reference to Exhibit 4(m) to the Registration Statement.

                  99 (D). Form of TARGETS Guarantee Agreement between the Company and JPMorgan Chase Bank (formerly The Chase Manhattan Bank), as Guarantee Trustee, incorporated by reference to Exhibit 4(n) to the Registration Statement.

                  99 (E). Form of Indenture between the Company and JPMorgan Chase Bank (formerly The Chase Manhattan Bank), as Trustee, incorporated by reference to Exhibit 4(o) to the Registration Statement.

                  99 (F).  Form of TARGETS (included in Exhibit 99(C)).

                  99 (G).  Form of Forward Contract (included in Exhibit 99(E)).

                  Other securities issued by the Company are listed on the American Stock Exchange.


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                                    SIGNATURE

                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement or amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             SALOMON SMITH BARNEY HOLDINGS INC.
                                             -----------------------------------
                                             (Registrant)

Date:    May 20, 2002
                                             By:  /s/ Mark I. Kleinman
                                                --------------------------------
                                                  Name:       Mark I. Kleinman
                                                  Title:      Treasurer


                                             TARGETS TRUST XV
                                             ----------------
                                             (Registrant)



Date:    May 20, 2002                        By:  /s/ Mark I. Kleinman
                                                --------------------------------
                                                  Name:       Mark I. Kleinman
                                                  Title:      Regular Trustee


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                                INDEX TO EXHIBITS

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EXHIBIT NO.                                                  EXHIBIT
-----------                                                  -------
  99(A).                             Prospectus, Subject to Completion, dated April 19,
                                     2002, incorporated by reference to the registrants'
                                     filing under Rule 424(b) with the Securities and
                                     Exchange Commission on April 22, 2002 (No. 333-69230).

  99(B).                             Certificate of Trust of TARGETS Trust XV, incorporated
                                     by reference to Exhibit 4(j) to the registration
                                     statement on Form S-3 of Salomon Smith Barney Holdings
                                     Inc. and TARGETS Trust XV filed with the Securities and
                                     Exchange Commission on March 17, 2000 (No. 333-32792)
                                     (the "Registration Statement").

  99(C).                             Form of Amended and Restated Declaration of Trust of
                                     TARGETS Trust XV incorporated by reference to Exhibit
                                     4(m) to the Registration Statement.

  99(D).                             Form of TARGETS Guarantee Agreement between the Company
                                     and JPMorgan Chase Bank (formerly The Chase Manhattan
                                     Bank), as Guarantee Trustee, incorporated by reference
                                     to Exhibit 4(n) to the Registration Statement.

  99(E).                             Form of Indenture between the Company and JPMorgan Chase
                                     Bank (formerly The Chase Manhattan Bank), as Trustee,
                                     incorporated by reference to Exhibit 4(o) to the
                                     Registration Statement.

  99(F).                             Form of TARGETS (included in Exhibit 99(C)).

  99(G).                             Form of Forward Contract (included in Exhibit 99 (E)).


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